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                                                                 EXHIBIT 10.8(e)

                     SECOND AMENDED AND RESTATED GUARANTY OF
                           ATMOS ENERGY MARKETING, LLC

This Second Amended and Restated Guaranty (this "Guaranty"), entered into effective as of December 22, 2000, is made by ATMOS ENERGY MARKETING, LLC, a Delaware limited liability company ("Guarantor"), in favor of BANK OF AMERICA, N.A. ("Agent") as agent for the ratable benefit of the Banks (as hereinafter defined) in amendment and restatement in its entirety of that certain GUARANTY OF ATMOS ENERGY MARKETING, LLC dated as of August 9, 2000, as amended by that certain FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY OF ATMOS ENERGY MARKETING, LLC entered into effective as of September 29, 2000, among WOODWARD MARKETING, L.L.C., BANK OF AMERICA, N. A., as a Bank, as an Issuing Bank, and as Agent for the Banks, and WOODWARD MARKETING, INC., ATMOS ENERGY MARKETING LLC,
J. D. WOODWARD AND JAMES KIFER and that certain Amended and Restated Guaranty of ATMOS ENERGY MARKETING, LLC entered into effective as of November 3, 2000.

     WHEREAS, pursuant to that certain Credit Agreement, dated to be effective as of August 9, 2000, between WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), and Agent (Agent, in its capacity as a Bank, along with any other bank which may become a Bank pursuant to the terms of the Credit Agreement referred to collectively as the "Banks"), the Banks have agreed that, upon the conditions and in accordance with the provisions thereof, Banks will extend to the Borrower an uncommitted discretionary and demand line of credit facility in an amount outstanding at any one time of up to an aggregate of $100,000,000.00, which Credit Agreement , as amended by that certain First Amendment to Credit Agreement and Guaranty of Atmos Energy Marketing, LLC dated as of September 29, 2000, that certain Second Amendment to Credit Agreement dated as of November 3, 2000, which Second Amendment to Credit Agreement increased the uncommitted discretionary and demand line of credit facility to an amount outstanding at any one time of up to an aggregate of $115,000,000.00, that certain Third Amendment to Credit Agreement dated as of December 5, 2000 and that certain Fourth Amendment to Credit Agreement dated as of even date herewith which Fourth Amendment to Credit Agreement increased the uncommitted discretionary and demand line of credit facility to an amount outstanding at any one time of up to an aggregate of $140,000,000.00 (as amended and as further amended from time to time, the "Credit Agreement"); and

     WHEREAS, Agent, in its capacity as a Bank has further agreed that, upon the conditions and in accordance with the provisions of the Credit Agreement, Agent will extend to the Borrower an uncommitted, discretionary demand line for overdraft advances; and

     WHEREAS, Agent, in its capacity as a Bank has further agreed that, upon the conditions and in accordance with the provisions of the Credit Agreement, Agent in its capacity as a Bank may enter into Swap Contracts with the Borrower; and

SECOND AMENDED AND RESTATED GUARANTY - Page 1
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     WHEREAS, it is a condition precedent to the availability of such extensions of credit that the Guarantor shall have executed and delivered this Guaranty.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

     The Guarantor unconditionally guarantees the prompt payment to Banks, their affiliates and their successors and assigns, of all Obligations (as defined in the Credit Agreement). Nothing to the contrary contained herein or in any other Loan Document, Guarantor's liability under this Guaranty is limited to payment of the Guaranteed Payment Amount (as defined below).

     "Guaranteed Payment Amount" as used in this Guaranty shall mean the sum of the following:

          (1) an amount equal to forty-five percent (45%) of the Obligations, plus

          (2) interest (including interest that accrues during any bankruptcy proceeding of Borrower), which (A) shall accrue on any unpaid portion of the amount described in clause (1) of this definition from the date demand is made therefor by Agent (the "Demand Date") until such amount is paid, (B) shall be calculated at the interest rate presently in effect pursuant to the terms of the Credit Agreement, plus

          (3) all reasonable attorney's fees and other collection costs incurred by Agent and Banks in connection with the enforcement of and/or collection under this Guaranty, including any bankruptcy proceeding affecting Guarantor.

     Notwithstanding anything to the contrary contained herein or in any other Loan Document, except for payments of the Guaranteed Payment Amount made by Guarantor from Guarantor's own funds and clearly identified as such in a written notice to Agent at the time such payment is made, the Guaranteed Payment Amount shall not be reduced by any payments made under the Note or any reductions in the Obligations which occur after the Demand Date, including, without limitation, any such payments or reductions by reason of (a) payments made by Borrower or with the Borrower's assets, (b) payments made by any other guarantor or with such guarantor's assets, (c) any offset by Banks, or (d) any foreclosure of, or other realization on (including without limitation collection of insurance proceeds) or in respect of, any of the liens, collateral assignments, security interests, letters of credit or other security devices now or hereafter securing payment of the Obligations (including without limitation payments or reductions resulting from the application of the proceeds of the foreclosure of or other realization on collateral pledged by Borrower or Guarantor to secure payment of the Obligations). Guarantor acknowledges and agrees that Agent has no duty to foreclose upon any collateral securing any of the Obligations, but, if Agent elects to foreclose, Agent may pursue collection under this Guaranty prior to, contemporaneously with, or after any foreclosure on such collateral.

     Further notwithstanding anything to the contrary contained herein or in any other Loan Document, upon the closing of any transaction or transactions which results in Guarantor owning

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100% of the membership interests of Borrower (the "Acquisition"), the percentage set forth in subpart (1) of the definition of Guaranteed Payment Amount above, shall automatically increase from forty-five percent (45%) to one hundred percent (100%), without notice to Guarantor or any other Person and without further action by Agent or the Banks.

     At the time Guarantor pays any sum which may become due the Banks under the terms of this Guaranty, written notice of such payment shall be delivered to the Banks by Guarantor, and in the absence of such notice, any sum received by the Banks on account of any of the Obligations shall be conclusively deemed paid by the Borrower. All sums paid the Banks by Guarantor may be applied by the Banks at their discretion upon any of the Obligations.

     1. The obligations of the Guarantor hereunder shall be payable and performable at Agent's Payment Office at Bank of America Plaza, 8th Floor, 901 Main St., Dallas, Texas 75202-3714, or any other office designated by the Agent.

     2. This Guaranty is an absolute, complete and continuing one, and no notice of the Obligations or any rearrangement, modification or waiver thereof needs to be given to the Guarantor and in any such event the Guarantor will remain fully bound hereunder. The Guarantor hereby expressly waives presentment, demand, protest, and notice of protest and dishonor with respect to the Obligations, and also notice of acceptance of this Guaranty, acceptance on the part of Agent being conclusively presumed by its request for this Guaranty and delivery of same to it.

     3. The Guarantor authorizes Agent, without notice or demand and without affecting its liability hereunder, to take and hold security from third Persons for the payment of the Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as the Banks in their discretion may determine; and to obtain a guaranty of the Obligations from any one or more other Persons whomsoever and at any time or times to enforce, waive, rearrange, modify, limit or release such other Persons from their obligations under such guaranties.

     4. The Guarantor waives any right to require Agent to (a) proceed against the Borrower, (b) proceed against or exhaust any security held from the Borrower, or (c) pursue any other remedy in Agent's power whatsoever, including, without limitation, any right of Agent to pursue any remedy against any other guarantor. The Guarantor waives any defense of the Borrower or any other guarantor of the Obligations or any portion thereof, and shall remain liable hereon regardless of whether the Borrower or any other guarantor be found not liable thereon for any reason including, without limitation, bankruptcy, insolvency, or corporate dissolution and even though the Obligations, or any part thereof, may be rendered void or unenforceable or uncollectible as against the Borrower or any other guarantor. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any portion of the Obligations by the Borrower is rescinded or must otherwise be returned by Agent upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made, and the Guarantor will, thereupon, guarantee payment of such amount as to which refund or restitution has been made, together with interest accruing thereon subsequent to the date of refund or restitution at the applicable rate under the Credit Agreement and reasonable collection costs and fees (including, without limitation, reasonable attorney's fees)

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applicable thereon. The Guarantor shall (i) not exercise any right of subrogation and (ii) waives any right to exercise any remedy which Agent now has or may hereafter have against the Borrower and any right to participate in any security now or hereafter held by Agent.

     5. The Guarantor agrees that if the maturity of the Obligations is accelerated for any reason, including, without limitation, by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand or notice to the Guarantor.

     6. It is expressly agreed that the liability of the Guarantor for payment of the Obligations shall be primary and not secondary.

     7. To induce the Banks and Agent to enter into the Credit Agreement with the Borrower, the Guarantor represents and warrants to Banks and Agent (which representations and warranties will survive the delivery of this Guaranty) that:

         (a) The execution and delivery by the Guarantor of this Guaranty and the performance of obligations hereunder are within its power and do not (i) contravene or conflict with any provision of law, (ii) contravene or conflict with any indenture, instrument or other agreement to which the Guarantor is a party or by which its property may be presently bound or encumbered, or (iii) result in or require the creation or imposition of any Lien in, upon or against any of the respective property of the Guarantor under any such indenture, instrument or other agreement.

         (b) This Guaranty when duly executed and delivered, will be the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms (subject to any applicable debtor relief laws and general principles of equity).

         (c) No authorization, consent, approval, exemption, franchise, permit or license of, or filing with, any governmental or public authority or any third party is required to authorize, or is otherwise required in connection with the valid execution and delivery by the Guarantor of this Guaranty which has not been obtained.

         (d) The Guarantor has duly and properly filed all United States Income Tax returns and all other tax returns (or permissible extensions thereof) which are required to be filed, and has paid all taxes prior to delinquency pursuant to all returns or pursuant to any assessment received, except such taxes, if any, as are being contested in good faith and as to which adequate provisions and disclosures to Agent have been made.

         (e) Except as previously disclosed to Agent in writing, to the knowledge of the Guarantor, there is no litigation or other action pending before any court, governmental instrumentality, regulatory authority or arbitral body or threatened against or affecting the Guarantor which might reasonably be expected to result in a material adverse change in the financial condition of the Guarantor.

     8. So long as any of the Obligations shall remain unpaid or unsatisfied, or any Letter of Credit (as defined in the Credit Agreement) shall remain outstanding, Guarantor covenants and agrees as follows:

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         (a) as soon as available, but not later than 120 days after the end of each fiscal year, a copy of the audited financial statements to include a balance sheet as at the end of such year for the Guarantor, with schedules and the related statements of income or operations, members' capital and cash flows for such year for the Guarantor, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of a nationally-recognized independent public accounting firm ("Independent Auditor") which report shall state that such financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Guarantor's or any subsidiary's records; and

         (b) as soon as available, but not later than 45 days after the end of each month, the Guarantor prepared financial statements for the Guarantor in form acceptable to Banks.

     9. In all instances herein, the singular shall be construed to include the plural and the masculine to include the feminine. In the event more than one party executes this Guaranty as a guarantor, then each party agrees to be jointly and severally liable for the Obligations.

     10. This Guaranty is and shall be in every particular available to the successors and assigns of Banks and is and shall always be fully binding upon the successors and assigns of the Guarantor.

     11. The Guarantor consents to the execution and delivery by the Borrower of the Credit Agreement and each of the other Loan Documents and the performance by the Borrower of their obligations thereunder.

     12. No failure to exercise nor any delay in exercising on the part of Agent of any right, power or privilege hereunder or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law or in equity.

     13. THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS) OF THE STATE OF CALIFORNIA.

     14. ANY SUIT TO ENFORCE ANY RIGHT HEREUNDER OR TO OBTAIN A DECLARATION OF ANY RIGHT OR OBLIGATION HEREUNDER, MAY, AT THE SOLE OPTION OF THE BANKS, BE BROUGHT (I) IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, OR (II) IN ANY COURT OF COMPETENT JURISDICTION WHERE JURISDICTION MAY BE HAD OVER GUARANTOR. THE GUARANTOR HEREBY EXPRESSLY CONSENTS TO THE JURISDICTION OF THE COURTS OF CALIFORNIA FOR SUCH PURPOSES.

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     15. If any clause or portion of this Guaranty shall be declared unenforceable, invalid, or illegal, the remaining clauses and portions shall not be affected thereby.

     16. The Guarantor warrants, represents and acknowledges that it is not relying on any representations or statements of Agent or any Bank, or any other party concerning the financial condition of the Borrower, the likelihood that the Guarantor will be required to pay or perform the Obligations or any other representations or statements other than as expressly set forth herein, and all other representations or agreements, if any, are merged into this Guaranty.

     17. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and may be personally served or sent by telex, telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service and shall be deemed to have been given upon receipt. For purposes hereof, the address of the Guarantor shall be the address written under Guarantor's name on the signature page hereof, the address of Agent shall be as follows:

                        Bank of America, N.A.
                        333 Clay Street, Suite 4550
                        Houston, Texas 77002
                        Attention: Leonard L. Russo
                        Telephone: (713) 651-4804
                        Facsimile: (713) 651-4801

and the addresses of the Banks shall be as follows:

                        Bank of America, N.A.
                        333 Clay Street, Suite 4550
                        Houston, Texas 77002
                        Attention: Irene C. Rummel
                        Telephone: (713) 651-4921
                        Facsimile: (713) 651-4801

                        BNP Paribas
                        787 Seventh Avenue
                        New York, New York 10019
                        Attention: Ed Chin
                        Telephone: (212) 841 2020
                        Facsimile: (212) 841 2537.

Any party may, by proper written notice hereunder to the other parties, change the address to which notices shall thereafter be sent to it.

     18. Unless otherwise defined, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement.

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     19. Guarantor hereby agrees that, immediately upon closing of the
Acquisition, Guarantor will execute and deliver to Agent a Consent and Ratification in the form attached hereto as Exhibit A.

     20. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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     Executed as of the date first written above.

                                       GUARANTOR:

                                       ATMOS ENERGY MARKETING, LLC

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

Address:

1800 Three Lincoln Centre
5430 LBJ Freeway
Dallas, Texas 75240

EXECUTION PAGE TO SECOND AMENDED AND RESTATED GUARANTY
(ATMOS ENERGY MARKETING, LLC)

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                                    EXHIBIT A

                        FORM OF CONSENT AND RATIFICATION

     The undersigned, ATMOS ENERGY MARKETING, LLC, has executed that certain Second Amended and Restated Guaranty, dated as of December 22, 2000 (the "Guaranty"), in favor of BANK OF AMERICA, N.A. ("Agent"), as Agent for the ratable benefit of the Banks. The undersigned hereby (i) consents and agrees to the release by Agent of those certain Guaranty agreements executed by J.D. Woodward, James Kifer and Woodward Marketing, Inc., each dated the same date as the Guaranty (the "Released Guaranties"), and (ii) agrees that the Guaranty shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned enforceable against it in accordance with its terms. Furthermore, the undersigned hereby agrees and acknowledges that
(a) the Acquisition has occurred, (b) as a result of the Acquisition, the undersigned owns 100% of the membership interests in Borrower, (c) pursuant to the terms of the Guaranty, as of the date of the Acquisition, the percentage set forth in subpart (1) of the definition of Guaranteed Payment Amount in the Guaranty, automatically increased from forty-five percent (45%) to one hundred percent (100%) (i.e. Guarantor has guaranteed one hundred percent (100%) of the Obligations), and (d) the Guaranty is not subject to any claims, defenses or offsets, (e) the release by the Agent of the Released Guaranties shall in no way reduce, impair or discharge any obligations of the undersigned as guarantor pursuant to the Guaranty and shall not constitute a waiver by Agent of any of Agent's rights against the undersigned. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Guaranty.

     Executed as of the ___ day of ______, 2000.

                                       ATMOS ENERGY MARKETING, LLC

                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

EXHIBIT A